UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2014
HARBINGER GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4219	74-1339132
(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 906-8555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of the Stockholders (the “Annual Meeting”) of Harbinger Group Inc. (the “Company”) held on May 30, 2014, the Company’s stockholders approved (i) the election of two Class I directors to the Company’s board of directors (the “Board”) to serve for a three-year-term until the 2017 annual meeting of stockholders, (ii) ratified the selection of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year ended September 30, 2014, (iii) approved, on an advisory basis, the compensation of the Company’s executive officers, (iv) approved an amendment to the Company’s 2011 Omnibus Equity Award Plan solely to increase the number of shares of common stock available for award grants thereunder and (v) approved the Company’s 2014 Warrant Award Plan, each as further described below in Item 5.07 and in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 29, 2014 (File No. 001-04219) (the “Proxy Statement”).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As described in Item 5.02 above, the Company held the Annual Meeting on May 30, 2014.  Only holders of the Company’s stock at the close of business on April 21, 2014 (the “Record Date”) were entitled to vote at the Annual Meeting.  As of the Record Date, there were 148,466,219 shares of common stock entitled to vote, the holders of which were entitled to one vote in the election of directors and on each matter submitted for stockholder approval.  In addition, as of the Record Date, there were an aggregate of 374,985 shares of Series A and Series A-2 preferred stock outstanding, the holders of which were entitled to vote with the Company’s common stock on an as-converted basis, subject to certain regulatory limitations.  Collectively, as of the Record Date, the outstanding shares of preferred stock and common stock represented 194,004,835 votes.  Holders of stock representing a total of 161,747,549 votes (83.37% of the total voting power), constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.  The final results for the votes regarding each proposal are set forth below.

Proposal 1: The Company’s stockholders elected two Class I directors to the Company’s board to serve for a three-year-term until the 2017 annual meeting of stockholders.  The votes regarding this proposal were as follows:

	For	Withhold	Broker Non-Votes	% Votes For
Eugene I. Davis	150,333,486	7,191,069	4,222,994	95.43%
Keith M. Hladek	146,731,263	10,793,292	4,222,994	93.15%

Proposal 2: The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year ended September 30, 2014.  The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes	% Votes For
161,671,440	10,648	65,461	0	99.95%

Proposal 3:  The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s executive officers.  The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes	% Votes For
147,453,470	9,825,518	245,567	4,222,994	91.16%

Proposal 4:  The Company’s stockholders approved the amendment to the Company’s 2011 Omnibus Equity Award Plan solely to increase the number of shares of common stock available for award grants thereunder.  The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes	% Votes For
142,371,398	14,908,227	244,930	4,222,994	88.02%

Proposal 5:  The Company’s stockholders approved the Company’s 2014 Warrant Award Plan.  The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes	% Votes For
146,996,024	10,279,421	249,110	4,222,994	90.88%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBINGER GROUP INC.

Date: May 30, 2014	By:	/s/ Ehsan Zargar
		Name:	Ehsan Zargar
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary